PLEDGE AGREEMENT

                                     between

                             ASCENT ASSURANCE, INC.

                                   as Pledgor

                                       and

                CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION

                                   as Pledgee

                           Dated: As of April 17, 2001









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                                PLEDGE AGREEMENT

                  THIS PLEDGE AGREEMENT is made as of April 17, 2001, between ASCENT ASSURANCE, INC., a Delaware corporation (the "Pledgor"), and CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION, as pledgee hereunder (the "Pledgee") for its benefit in its capacity as Administrative Agent for the Lenders (as those terms are defined below) and for its own benefit as Administrative Agent (as that term is so defined).

                                    RECITALS

     A. Each of the entities identified in Annex 1 (each a "Company" and, collectively, the "Companies") is a Subsidiary of the Pledgor.

     B. Pursuant to the Credit Agreement dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Pledgor, as borrower, Credit Suisse First Boston Management Corporation, as Administrative Agent (in that capacity, the "Administrative Agent") and Arranger, and the Lenders from time to time party thereto (the "Lenders"), the Lenders have agreed, on the terms and subject to the conditions of the Credit Agreement, to make loans (the "Loans") to the Borrower.

     C. It is a condition precedent to the making of the initial Loans that the Pledgor enter into this Agreement granting the Administrative Agent a Lien (as defined below) on and in the Pledged Collateral (as defined below) as security for the payment and performance of the Pledgor's obligations under the Credit Agreement and the Notes (as defined in the Credit Agreement).

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

                            SECTION 1. Definitions.

     Terms used herein that are defined in the New York Uniform Commercial Code (as amended from time to time, the "UCC"), unless otherwise defined herein, have the meanings given to them from time to time by the UCC. Capitalized terms used herein without definition have the meanings given to those terms in the Credit Agreement. Certain terms relating to the Collateral are defined in Section 2. The following terms, as used herein, have the meanings set forth below, and shall be equally applicable to both the singular and the plural forms thereof:

               "Event of Default" has the meaning set forth in Section 11.

               "Law" means any treaty, foreign, federal, state or local statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, in each case as amended, and any judicial or administrative interpretation thereof by a governmental authority or otherwise, including any judicial or administrative order, consent decree or judgment.

               "Pledged Collateral" has the meaning set forth in Section 2.

               "Pledged Notes" has the meaning set forth in Section 2.

               "Pledged Stock" has the meaning set forth in Section 2.

               "Pledgor Documents" means this Agreement, the Notes and each other Loan Document to which the Pledgor is or at any time hereafter becomes a party.

               "Secured Obligations" has the meaning set forth in Section 3.

               "Surplus Notes" means all surplus notes issued by any Insurance Subsidiary that are purchased by the Pledgor from time to time with the proceeds of any of the Loans as contemplated in Section 5.10 of the Credit Agreement and identified as Pledged Notes on Annex 2).

                               SECTION 2. Pledge.

     The Pledgor hereby pledges to the Pledgee, in its capacity as Administrative Agent for the benefit of the Lenders and for its own benefit as Administrative Agent, and grants to the Pledgee a security interest in and lien on all of the Pledgor's right, title and interest in and to the following, whether now owned or hereafter acquired or existing (the "Pledged Collateral"):

     (a) all shares of Capital Stock of each of the Companies to the extent that such Capital Stock is now owned by the Pledgor, regardless of the class of that Capital Stock, in each case together with the certificates evidencing the same, all of which are identified in Annex 1, and (ii) any options, warrants or other rights to purchase such interests or stock at any time owned by the Pledgor, including, without limitation, all such interests or stock, options, warrants or other rights acquired by the Pledgor in the future (the "Pledged Stock");

     (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, representing a distribution or return of capital upon or in respect of the Pledged Stock, resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

     (c) all supporting obligations for any of the property described in the foregoing clauses of this Section 2;

     (d) subject to the proviso at the end of this Section 2, all Surplus Notes (collectively, the "Pledged Notes");

     (e) all securities or other investment property, of any nature whatsoever, received or receivable in substitution for or in addition to any of the Pledged Notes, any certificates representing or evidencing such securities, and all cash, distributions and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Notes, and all securities accounts to which any or all of the foregoing may at any time be credited; and

     (f) all proceeds of and to any of the property of the Pledgor described in the foregoing clauses in this Section 2, in whatever form, including, without limitation, in the form of accounts, instruments, chattel paper, documents, goods, investment property, letters of credit, letter-of-credit rights, money, deposit accounts, claims or causes of action or general intangibles;

          provided, however, that, if the authorization of any Insurance Regulatory Authority must, as disclosed in Schedule 3.4 of the Credit Agreement, be obtained under any applicable Requirement of Law to enable the Pledgor to lawfully make the pledge and grant of security interest contemplated in this Section 2 in respect of any Surplus Notes or Pledged Stock of an Insurance Subsidiary those Surplus Notes (the "Committed Notes") or that Pledged Stock (the "Committed Stock") will constitute Pledged Notes or Pledged Stock for purposes of this Agreement subject to the issuance of that authorization by the relevant Insurance Regulatory Authority. The Pledgor shall promptly give the Pledgee notice of the issuance of any such authorization that has not been obtained on or before the date of this Agreement and shall, from time to time, after request from the Pledgee, give the Pledgee notice of the status of the Pledgor's request or application for any such authorization that is pending. The Pledgor shall use its best efforts actively and vigorously to pursue all such authorizations.

 .
                      SECTION 3. Security for Obligations

     (a) . (a) This Agreement secures the payment and performance of any and all obligations of the Pledgor now existing or hereafter arising under or in respect of the Credit Agreement and each other Pledgor Document, including this Agreement (the "Secured Obligations").

     (b) The term "obligations" is used herein, and in each other Pledgor Document, in the broadest sense possible, and includes all payment and performance obligations of the Pledgor in respect of any and all advances, debts, reimbursement or indemnity obligations, guarantees and liabilities heretofore, now, or hereafter made, incurred or created, whether in respect of principal, interest, fees or any other amount and whether accruing before or after judgment or the commencement of any bankruptcy or insolvency proceedings in respect of the Pledgor, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether the Pledgor may be liable individually or jointly with others, whether recovery thereon may be or hereafter becomes barred by any statute of limitations or whether any of the foregoing may be or hereafter becomes otherwise unenforceable.

                   SECTION 4. Delivery of Pledged Collateral

     All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Pledgee pursuant hereto and shall be (a) in suitable form for transfer by delivery or
(b) accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee. The Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to, or to register in the name of, the Pledgee or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 6.

                           SECTION 5. Distributions.

     So long as no Default or Event of Default is continuing, any cash dividends or other cash distributions on the Pledged Stock and any interest paid on the Pledged Notes may be paid directly to the Pledgor. If an Event of Default has occurred and is continuing, upon request of the Secured Party, the principal of the Surplus Notes and all other dividends or distributions in respect of any of the Pledged Collateral shall be paid or delivered directly to the Pledgee, to be held as additional Pledged Collateral hereunder or, if the Pledgee so elects, applied to payment of the Secured Obligations, in such order as the Pledgee may determine in its sole discretion, until all Secured Obligations are paid in full. Any dividends, interest or distributions received by the Pledgor in contravention of the preceding sentence of this Section 5 shall be segregated from all other property of the Pledgor, held in trust for the Pledgee, and delivered to the Pledgee in exactly the form received, together with any necessary endorsements, for application in accordance with this Section 5.

                           SECTION 6. Voting Rights.

     During the term of this Agreement, and so long as no Default or Event of Default has occurred and is continuing, the Pledgor shall be entitled to exercise all of its voting and other consensual rights pertaining to the Pledged Collateral or any part thereof; provided that, without the prior written consent of the Pledgee (which consent shall not be unreasonably withheld or delayed): to the extent that any such matter is subject to the vote or other consent of the Pledgor, the Pledgor shall not vote or give consent (i) to amend the certificate of incorporation or bylaws of any Company; (ii) to sell or otherwise dispose of or transfer, or grant any Lien (other than a Permitted Lien) on, all or any portion of the assets of any Company; (iii) to terminate or dissolve any Company; (iv) to cause the redemption of all or any portion of the Pledgor's interest in any Company; (v) to admit any additional shareholder to any Company;
(vi) to permit any additional shares of the Capital Stock of any Company to be issued; (vii) to alter the terms of any Surplus Notes or waive any of their conditions, or (viii) to take or approve any action that could reasonably expected to adversely affect the Pledgee's security hereunder. To this end, the Pledgee shall execute and deliver to the Pledgor all proxies and other instruments that the Pledgor may reasonably request. Upon the occurrence and during the continuation of a Default or an Event of Default, all rights of the Pledgor to exercise the voting and other consensual rights that the Pledgor would otherwise be entitled to exercise pursuant to this Section 6 shall cease, and all such rights shall thereupon become vested in the Pledgee, who shall thereupon have the sole right to exercise such voting and other consensual rights.

       SECTION 7. Payment of Secured Obligations; Release of Collateral.

     This Agreement shall create a continuing Lien on and in the Pledged Collateral and shall remain in full force and effect until the termination of the Commitments and the payment and performance in full of the Secured Obligations. Upon termination of all Commitments and payment and performance in full of all of the Secured Obligations, the Pledgor shall be entitled to the return, upon the Pledgor's request and at the Pledgor's expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, and the Pledgee shall, at the Pledgor's expense, execute and deliver to the Pledgor such documents, and take such other acts, as the Pledgor shall reasonably request to evidence, or give effect to, such termination.

                  SECTION 8. Protection of Pledged Collateral.

     The Pledgor shall pay all taxes, charges and assessments against the Pledged Collateral and do all acts necessary and appropriate to preserve and maintain the Collateral free of any Liens other than Permitted Liens. Without limiting the generality of the foregoing, the Pledgor shall not grant a Lien on or in the Pledged Collateral to any other Person without the prior written consent of the Pledgee thereto. Upon the failure of the Pledgor to comply with any of the foregoing provisions of this Section 8, the Pledgee may make such payments and take such actions on account thereof as the Pledgee, in its discretion, deems necessary or appropriate. The Pledgor shall reimburse the Pledgee immediately upon demand for any and all such payments and related costs so incurred, together with interest thereon, from the date incurred by the Pledgor until paid, calculated on the basis of a year of 360 days and for the actual number of days elapsed, at the highest rate of interest then applicable to any of the Secured Obligations.

           SECTION 9. Representations and Warranties of the Pledgor.

     The Pledgor hereby represents and warrants to the Pledgee and each of the Lenders as follows:

     (a) True and correct copies of the certificate of incorporation and bylaws of each of the Companies, as currently in full force and effect, have been delivered to the Pledgee. Except for those agreements identified in Exhibit A, true and correct copies of which have been delivered to the Pledgee, there are no stockholder or other agreements relating to the management of any of the Companies.

     (b) Except for the Committed Stock and Committed Notes, if any, pending its becoming Pledged Collateral hereunder pursuant to the proviso at the end of Section 2, the Pledged Collateral includes all of the issued and outstanding Capital Stock of the Companies and all of the Surplus Notes. The Pledgor is or, upon its acquisition of Pledged Collateral not currently owned by it, will be, the legal, record or beneficial owner of, and has, or at the time of that acquisition, will have, good and marketable title to, the Pledged Collateral, free and clear of any Lien whatsoever, except for the Lien created hereby.

     (c) This Agreement has been duly executed and delivered by the Pledgor and constitutes a valid, legal and binding obligation of the Pledgor enforceable in accordance with the terms of this Agreement except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity (whether enforcement is sought by proceedings in equity or at law).

     (d) The execution and delivery of this Agreement by the Pledgor, performance by it of its obligations hereunder and the grant of the Lien hereunder do not (i) require any consent or approval of the Pledgor's stockholders, except for such consents or approvals as have been duly obtained and are in full force and effect as of the date hereof; (ii) contravene any Requirement of Law; (iii) violate any provisions of, or require any filing (other than the filing of the financing statements contemplated hereby), registration, consent or approval under any Law, order writ, injunction, determination or award currently in effect applicable to the Pledgor or any of the Companies or the property of the Pledgor or any of the Companies except for the authorizations of applicable Insurance Regulatory Authorities identified in Schedule 3.4 of the Credit Agreement, each of which has been requested by the Pledgor on or before the date of this Agreement;
          (iv) result in a breach of, constitute a default under, or otherwise contravene, any Contractual Obligation of the Pledgor or any Company; or (v) cause either the Pledgor or any Company to be in default under any such Law, order, writ, judgment, injunction, decree, determination or award or any such Contractual Obligation or in violation of any other obligation with respect to the Pledged Collateral.

     (e) No consent or authorization, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person is required with respect to the Pledgor in connection with either (i) the grant by the Pledgor of the Lien created hereunder or the execution, delivery or performance of this Agreement by the Pledgor or (ii) for the perfection of or the exercise by the Pledgee of the voting or other rights, remedies, powers or privileges provided for hereunder, except as identified in Schedule 3.4 of the Credit Agreement.

     (f) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement creates a valid first lien and a first perfected security interest in the Pledged Collateral, subject to no prior Lien or to any agreement to grant to any third party a Lien on or in the property or assets of the Pledgor that would include the Pledged Collateral.

     (g) Except for such restrictions as may appear on the certificates evidencing the Pledged Stock and the restrictions imposed by applicable Law which are identified in Schedule 3.4 of the Credit
          Agreement, there are no restrictions upon the transfer of any of the Pledged Stock.

     (h) The chief place of business and chief executive office of the Pledgor are located at the address specified for notices to the Pledgor herein. The Pledgor does not conduct any business under any name or tradenames other than its proper corporate name, which is the name set forth in the first paragraph of this Agreement. The Pledgor maintains no other place of business.

                      SECTION 10. Covenants of the Pledgor

     (a) . (a) The Pledgor shall defend the Pledgee's right and title to, and Lien on and in, the Pledged Collateral and the proceeds thereof against the claims of all Persons.

     (b) The Pledgor shall not (i) change the location of its chief executive office/chief place of business from its address specified for notices herein, or (ii) change its name (including the adoption of any new trade name), jurisdiction of incorporation, identity or corporate structure, unless, in any such case, it shall have provided at least thirty (30) days' prior written notice to the Pledgee of any such change and until such filings and other measures as may be required under applicable law to continue uninterrupted the perfected Lien of the Pledgee on and in the Pledged Collateral shall have been taken, and until the Pledgee shall have received such opinions of counsel with respect thereto as it may have reasonably requested.

     (c) Pursuant to Section 5.10 of the Credit Agreement, when the Pledgor shall at any time acquire any Surplus Notes, the Pledgor shall (i) immediately deliver those Surplus Notes to the Administrative Agent to be held as additional collateral security for the Secured Obligations hereunder, (ii) promptly deliver to the Administrative Agent a supplement to this Pledge Agreement, substantially in the form set forth in Exhibit B to this Agreement, and (iii) promptly cause the Subsidiary that issued those Surplus Notes to execute and deliver an acknowledgment and consent substantially in the form appended as
          Schedule I to Exhibit B to this Agreement unless it has already done so at an earlier time.

                              SECTION 11. Default.

     The occurrence of any Event of Default shall constitute an "Event of Default" hereunder, whether such occurrence is voluntary or involuntary or occurs by operation of law or otherwise. If any Event of Default has occurred and is continuing:

     (a) In addition to any and all other rights and remedies provided for herein or otherwise available to the Pledgee, the Pledgee shall have all the rights and remedies of a secured party on default under the UCC. The Pledgee (personally or through an agent) is hereby authorized and empowered, upon the occurrence and during the continuation of an Event of Default, to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exercise all voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, and to otherwise act with respect to the Pledged Collateral as though the Pledgee were the outright owner thereof, the Pledgor irrevocably constituting and appointing the Pledgee as the proxy and attorney-in-fact of the Pledgor, with full power of substitution, to do so; provided, however, that the Pledgor shall have no duty to exercise or to preserve any such right and shall not be liable for any failure to do so or for any delay in doing so.

     (b) With respect to the Pledged Collateral or any part thereof that shall then be in or shall thereafter come into possession or custody of the Pledgee or that the Pledgee shall otherwise have the ability to transfer under applicable law, the Pledgee may, in its sole discretion, without notice except as set forth below, after the occurrence of an Event of Default, sell or cause such Pledged Collateral to be sold at any exchange or broker's board or at a public or private sale, in one or more sales or lots, at such price as the Pledgee may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the Pledged Collateral so purchased absolutely free of any adverse claim of any kind whatsoever. The Pledgee may, in its own name, or in the name of a designee or nominee, buy the Pledged Collateral at any public sale, and, if permitted by applicable law, at any private sale; and shall have the right to credit against the amount of the bid made therefor the amount payable to the Pledgee out of the net proceeds of such sale.

     (c) Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Pledgee will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, the Pledgor agrees that any requirements of reasonable notice shall be met by notice given to the Pledgor in accordance with the notice provisions hereof at least ten (10) business days before the time of the sale or other disposition, provided, however, that the Pledgee may give any shorter notice that is commercially reasonable under the circumstances. Any requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law. Proceeds of any realization upon all or any part of the Pledged Collateral shall be applied first, to the payment of the Pledgee's reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses and reasonable expert witnesses' and consultants' fees and expenses) incurred in retaking, collecting, selling or disposing of the Pledged Collateral and other expenses payable under the terms of any Secured Obligation, and second, to payment of the remaining Secured Obligations, in such order as the Pledgee may determine in its sole discretion. Any surplus of such proceeds held by the Pledgee and remaining after payment in full of all of the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     (d) The Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place it was so adjourned. If sale of all or any part of the Pledged Collateral is made on credit or for future delivery: (i) the Pledged Collateral so sold may be retained by the Pledgee until the sale price is paid by the purchaser or purchasers thereof, (ii) the Secured Obligations shall be reduced only to the extent that payment is actually received by the Pledgee in respect of such sale, and (iii) the Pledgee shall not incur any liability in the event that any purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice.

     (e) The Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, or in applicable New York or other states' securities laws as now or hereafter in effect, unless registration or qualification, as the case may be, is accomplished. The Pledgor acknowledges that the Pledgee may resort to one or more private sales to a single purchaser or a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales may be at prices and other terms less favorable to the Pledgor than if such securities were sold at a public sale and that the Pledgee shall have no obligation to delay the sale of any such portion of the Pledged Collateral for the period of time necessary to permit the issuer of such securities to register or qualify such securities, even if such issuer would, or should, proceed to register or qualify such securities for public sale. The Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a "commercially reasonable" manner.

     (f) Notwithstanding the foregoing, insofar as any Pledged Stock or Pledged Notes of an Insurance Subsidiary are concerned, the rights and remedies of the Pledgee provided for above in this Section 11 shall be exercised only in accordance with any restriction imposed by an applicable Requirement of Law or under an authorization from an Insurance Regulatory Authority that was necessary for the creation of the Lien of this Agreement on that Pledged Stock or, as the case may be, those Pledged Notes.

                  SECTION 12. Possession of Pledged Collateral

     (a) . (a) The Pledgee will hold in accordance with this Agreement all items of the Pledged Collateral at any time received under this Agreement. It is understood and agreed that the obligations of the Pledgee as holder of the Pledged Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. If the Pledgor takes possession of any items of Pledged Collateral, pursuant to this Agreement or otherwise, including, without limitation, the certificates representing the Pledged Stock or the Pledged Notes and any assignments separate from any certificate or other documents relating thereto, the Pledgor agrees (subject to the provisions of Section 5) to immediately transfer possession of such items of Pledged Collateral to the Pledgee and, until such time as such transfer of possession is effected, agrees to hold such items of Pledged Collateral in trust for the Pledgee and the Lenders.

     (b) The Pledgee shall have no obligation in respect of the Pledged Collateral, except as set forth in this Agreement and except to use reasonable care in the custody and preservation of Pledged Collateral in its possession. The obligations of the Pledgee shall not include any obligation to ascertain or to initiate any action with respect to or to inform the Pledgor of maturity dates, conversion, call, or exchange rights, offers to purchase the Pledged Collateral or any similar matters, notwithstanding the Pledgee's knowledge. The Pledgee shall have no duty to take any steps necessary to preserve the rights of the Pledgor against prior parties or to initiate any action to protect against the possibility of a decline in the value of the Pledged Collateral. The Pledgee shall not be obligated to take any actions that may be requested by the Pledgor with respect to the Pledged Collateral unless such request is made in writing and the Pledgee determines, in its sole and absolute discretion, that the requested actions would not unreasonably jeopardize the value of the Pledged Collateral as security for the Secured Obligations. The Pledgee may at any time deliver the Pledged Collateral, or any part thereof, to the Pledgor, and the receipt thereof by the Pledgor shall be a complete and full acquittance for the Pledged Collateral so delivered, and the Pledgee shall thereafter be discharged from any liability or responsibility therefor.

                              SECTION 13. Waivers

     (a) . The Pledgee shall have no duty with respect to the preservation or protection of the Pledged Collateral or any income thereof or the preservation or protection of any rights against other parties with respect thereto. The Pledgee may exercise any rights it may have hereunder against the Pledgor or the Pledged Collateral, after having given notice to the Pledgor as provided herein or under applicable law, whether or not it has given notice to any other Person or otherwise taken any action against any other Person, or other assets, for the enforcement of its rights in respect of any Secured Obligation. Without limiting the generality of the foregoing: to the extent that the Secured Obligations are now or hereafter secured or otherwise supported by any assets or property other than the Pledged Collateral or by the guarantee, endorsement, assets or property of any other Person, then the Pledgee shall have the right in its sole discretion to determine which rights, security, Liens or remedies the Pledgee shall at any time pursue, foreclose upon, relinquish, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any of them, or any of the Pledgee's rights hereunder.

                      SECTION 14. Indemnity and Expenses.

     The Pledgor shall, on demand, (a) pay or reimburse the Pledgee for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Pledgee, (b) pay or reimburse the Pledgee and each of the Lenders for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel to the Pledgee and each of the Lenders, and (c) pay, and indemnify and hold harmless the Pledgee and each of the Lenders from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) pay, and indemnify and hold harmless the Pledgee and each of the Lenders (including each of their respective parents, subsidiaries, officers, directors, employees, agents and affiliates) from and against, any and all other claims, demands, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, settlements, expenses or disbursements of whatever kind or nature arising from, in connection with or with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents, or any other documents or the use of the proceeds of the Loans or any other purpose (all the foregoing in this clause (d), collectively, the "indemnified liabilities"); provided that the Pledgor shall have no obligation hereunder to the Pledgee or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Pledgee or that Lender. The agreements in this Section 14 shall survive repayment of the Secured Obligations hereunder.

                            SECTION 15. Assignment.

     The Pledgor shall not pledge, assign or otherwise transfer any or all of its rights, obligations or duties in, or in respect of, the Pledged Collateral or hereunder, without the prior written consent of the Pledgee. This Agreement
(a) shall be binding in accordance with and to the extent of its terms upon the Pledgor and its successors and assigns and each other Person who becomes bound as a debtor to this Agreement under applicable law, and (b) shall inure, together with all rights, remedies, powers and privileges of the Pledgee hereunder, to the benefit of the Pledgee and the Lenders and its and their respective successors, endorsees, transferees and assigns. Without limiting the generality of clause (b) of the immediately preceding sentence, the Pledgee may assign or otherwise transfer its rights under this Agreement to any other Person in connection with any assignment or transfer of its rights as Agent in accordance with the provisions of the Credit Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Pledgee herein or otherwise.

                        SECTION 16. Further Assurances.

     The Pledgor shall cooperate with the Pledgee, and shall execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments and documents, and shall take all such other actions, including, without limitation, the execution and filing or recording, as applicable, of financing statements, amendments thereto, continuation statements, and agreements granting control to the Pledgee over all or any portion of the Pledged Collateral, and such other instruments or notices, as may be necessary or reasonably desirable, or as the Pledgee may reasonably request from time to time, in order to carry out the provisions and purposes of this Agreement. The Pledgor hereby irrevocably makes, constitutes and appoints the Pledgee (and all persons designated by the Pledgee for that purpose) the Pledgor's true and lawful attorney-in-fact to sign the name of the Pledgor on any financing statement, amendment thereto, continuation sttement or other writing necessary or requested by the Pledgee to perfect and maintain a perfected Lien on and in any of the Pledged Collateral. The Pledgor hereby authorizes the Pledgee, where permitted by law, to file any financing statement, amendment thereto, or continuation statement without the Pledgor's signature. If at any time after the date hereof all or any portion of the Pledged Collateral shall be represented or evidenced by certificates or instruments not theretofore delivered to the Pledgee, all such certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee.

                         SECTION 17. Power of Attorney.

     The Pledgor hereby irrevocably appoints the Pledgee as the Pledgor's attorney-in-fact, with full power of substitution, and with full authority in the place and stead of and in the name of the Pledgor, the Pledgee or otherwise, to take any action and to execute any instrument, that the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

     (a) to perform or cause the performance of any obligation of the Pledgor hereunder;

     (b) during the continuance of any Event of Default, to liquidate any Pledged Collateral and otherwise to deal in or with the Pledged Collateral or the proceeds or avails thereof, as full and effectually as if the Pledgee were the absolute owner thereof, and to apply the proceeds thereof to payment of the Secured Obligations, notwithstanding the fact that such liquidation may give rise to penalties;

     (c) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

     (d) to receive, endorse, assign and collect any and all checks, notes, drafts and other negotiable and non-negotiable instruments, documents and chattel paper constituting Pledged Collateral in connection with clause (b) or (c) above, and the Pledgor waives notice of presentment, protest and non-payment of any instrument, document or chattel paper so endorsed or assigned; (e) during the continuance of any Event of Default, to file any claims, take any action or institute any proceedings that the Pledgee may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of the Pledgee or the Pledgor with respect to any of the Pledged Collateral;

     (f) to notify any Person obligated on any Pledged Collateral of the Pledgee's rights hereunder; and

     (g)  to enter  into  any  extension,  reorganization,  deposit,  merger  or
          consolidation   agreement  or  any  other  agreement  relating  to  or
          affecting the Pledged Collateral and, in connection therewith, to deposit or surrender control of the Pledged Collateral and to accept other property in exchange for the Pledged Collateral, subject otherwise to this Agreement.

     The Pledgor hereby ratifies and approves all acts of the Pledgee taken pursuant to the foregoing appointment, other than acts of the Pledgee constituting gross negligence or willful misconduct, and the Pledgee, as the Pledgor's attorney-in-fact, will not be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law, other than those that result from the Pledgee's gross negligence or willful misconduct. The foregoing power, being coupled with an interest, is irrevocable for so long as this Agreement remains in effect.

                              SECTION 18. Notices.

     All notices, requests and demands to or upon the respective parties hereto to be effective, shall be in writing (including by telecopy) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) five Business Days after being deposited in the mail, postage prepaid, or (c) in the case of telecopy notice or delivery by a nationally recognized overnight courier, when received, in each case, addressed as follows:

(a)      To the Pledgor:

                            Ascent Assurance, Inc.
                            110 W. 7th St., Suite 300
                            Fort Worth, TX 76102
                            Attention: President
                            Telecopy:  (817) 878 3672

(b) if to the Pledgee:

                            Credit Suisse First Boston Management Corporation 277 Park Avenue, 11th Floor
                            New York, NY 10172
                            Attention: Mr. Alex Lagetko,
                            Ms. Donna P. Alderman
                            Telecopy:  (212) 325-8290

or to such other address for notices as such Person may deliver to the other party in accordance with this Section 18; provided that any notice, request or demand to or upon the Pledgee shall not be effective until received.

                           SECTION 19. Governing Law.

     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE
WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE LIEN PROVIDED FOR HEREIN, OR ANY REMEDY HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                           SECTION 20. Miscellaneous

     (a)  .  (a)  Any  provision  of  this   Agreement  that  is  prohibited  or
          unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. If and to the extent that applicable Law confers any rights in addition to any of the provisions of this Agreement, the affected provision shall be considered amended to conform thereto.

     (b) The failure of the Pledgee to exercise, or delay in exercising, any right, remedy, power or privilege hereunder, shall not operate as a waiver thereof, nor shall any single or partial exercise by the Pledgee of any right, remedy or privilege hereunder preclude any other or future exercise thereof, or the exercise of any other right, remedy, power or privilege. This Agreement is in addition to and not in limitation of any other rights, remedies, powers and privileges the Pledgee may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by the Pledgor or any other Person or by applicable Law or otherwise. All rights, remedies, powers and privileges of the Pledgor shall be cumulative and may be exercised singly or concurrently.

     (c) The representations, covenants and agreements of the Pledgor herein contained shall survive the date hereof, and shall be deemed to have been remade on and as of the date on which any additional Secured Obligations are created.

     (d) Neither this Agreement nor any of the provisions hereof can be changed, waived or terminated orally. No waiver or modification of any of the provisions hereof shall be binding upon the Pledgee unless in writing and signed by a duly authorized representative thereof.

     (e) This Agreement may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute one instrument.

     (f) The headings herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. When used in this Agreement: (i) "or" is not exclusive; (ii) "including" is not limiting; (iii) a reference to any law, rule or regulation includes any amendment or modification thereto or thereof, as well as any replacement therefor; and (iv) unless otherwise provided for in this Agreement, a reference to any Pledgor Document or other agreement, instrument or document, shall include such Pledgor Document, other agreement, instrument or document, as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms. References herein to Sections, paragraphs, Annexes and Schedules and the like, unless otherwise stated, are references to Sections or paragraphs of, or Annexes or Schedules to, this Agreement. Terms such as "herein", "hereof", or "hereunder" refer to this Agreement as a whole, and not to any particular provision hereof.

                      SECTION 21. Waiver of Trial By Jury.

     TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PLEDGOR, THE PLEDGEE AND (BY THEIR ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) EACH OF THE LENDERS, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                           SECTION 22. Jurisdiction.

     Each of the Pledgor and the Pledgee and (by its acceptance of the benefits of this Agreement) each of the Lenders hereby irrevocably and unconditionally
(i) submits for itself and its property, in any legal action or proceeding relating to this Agreement or any other Pledgor Document or the transactions contemplated hereunder or thereunder, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (ii) agrees that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court; (iii) consents that any such action or proceeding may be brought in such courts and, to the extent permitted by applicable Law, waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the action or proceeding is brought in an inconvenient forum, that the venue of the action or proceeding is improper or that this Agreement or the subject matter hereof may not be litigated in or by such courts; and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. The Pledgor agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, at the address for Pledgor specified in Section 18 or at such other address of the Pledgor of which the Pledgee shall have been notified pursuant thereto; and agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

PLEDGOR:                                             ASCENT ASSURANCE, INC.

                                                     By: /s/Patrick J. Mitchell
                                                     Name: Patrick J. Mitchell
                                                     Title:


PLEDGEE:                                             CREDIT SUISSE FIRST BOSTON
                                                     MANAGEMENT CORPORATION


                                                     By:/s/Donna P. Alderman
                                                     Name: Donna P. Alderman
                                                     Title: Director











                      [Signature Page to Pledge Agreement]

                                 ACKNOWLEDGMENT

Each of the undersigned, the Companies referred to in the foregoing Pledge Agreement, hereby acknowledges receipt of a copy thereof and agrees to cooperate in the implementation of the terms thereof insofar as such terms are applicable to it or to exercise by the Pledgee of its rights and remedies under that Pledge Agreement in respect of the Pledged Stock or Pledged Notes issued by that company, including their registration in the name of the Pledgee or its nominee.

                       Pacific Casualty Company, Inc.

                       By: /s/Patrick J. Mitchell
                       Name: Patrick J. Mitchell
                       Title: Chairman


                       Foundation Financial Services, Inc.

                       By: /s/Patrick J. Mitchell
                       Name: Patrick J. Mitchell
                       Title: Chairman


                       Westbridge Printing Services, Inc.

                       By: /s/Patrick J. Mitchell
                       Name: Patrick J. Mitchell
                       Title: Chairman

                                                                         ANNEX 1
                                                         to the Pledge Agreement

                                  Pledged Stock

Company                    No. of Shares      Class of Stock    Certificate Nos.

Foundation Financial            1                 common               2
Services, Inc.

Westbridge Printing             1                 common               3
Services, Inc.

Pacific Casualty             1,000                common               1
Company, Inc.

                                                                         ANNEX 2
                                                         to the Pledge Agreement

                                  Pledged Notes

                                 Initially none

                                                                       EXHIBIT A
                                                         to the Pledge Agreement

                   AGREEMENTS AFFECTING MANAGEMENT OF COMPANY

                                      None.

                                                                       EXHIBIT B
                                                         to the Pledge Agreement

                           PLEDGE AGREEMENT SUPPLEMENT

                  PLEDGE AGREEMENT SUPPLEMENT, dated as of ____________, made by Ascent Assurance, Inc., a Delaware corporation (the "Pledgor"), in favor of Credit Suisse First Boston Management Corporation, as pledgee under the Pledge Agreement referred to below (in such capacity, the "Pledgee").

                  1. Reference is hereby made to the Pledge Agreement, dated as of April 17, 2001, made by the Pledgor in favor of the Pledgee (as amended, supplemented or otherwise modified as of the date hereof, the "Pledge Agreement"). Terms defined in the Pledge Agreement are used herein as therein defined.

                  2. The Pledgor hereby confirms and reaffirms the security interest in the Pledged Collateral granted to the Pledgee for the benefit of the Lenders and its own benefit as provided in the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations and in order to induce the Lenders to make their Loans under the Credit Agreement and the other Loan Documents, the Pledgor hereby delivers to the Pledgee, for the benefit of the Lenders and for the benefit of the Administrative Agent, as security for the Secured Obligations, the Surplus Note in a principal amount equal to the aggregate principal amount of the Loans made on the date hereof under the Credit Agreement, as described in
         Schedule 1 to this Supplement (the "Additional Pledged Note") and hereby confirms its grant to the Administrative Agent, for the ratable benefit of the Lenders and for the benefit of the Administrative Agent, as security for the Secured Obligations, of a first priority security interest in the Additional Pledged Note and all Proceeds thereof. From and after the date of this Supplement, as used in the Pledge Agreement as supplemented by this Supplement and for all purposes of the Pledge Agreement as so supplemented, "Pledged Notes" shall be deemed to include the Additional Pledged Note.

                  3. The Pledgor hereby represents and warrants that the representations and warranties contained in Section 9 of the Pledge Agreement are true and correct on the date of this Supplement with references therein to the "Pledged Note" to include the Additional Pledged Note, and with references to the Pledge Agreement to mean the Pledge Agreement as supplemented hereby.

                  4. This Supplement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

                                     ASCENT ASSURANCE, INC.

                                     By:  ________________________
                                          Name:

                                          Title:

                                                                      SCHEDULE I
                                              to the Pledge Agreement Supplement

                     DESCRIPTION OF ADDITIONAL PLEDGED NOTE

                                 Name of Issuer